SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

American Physicians Capital, Inc.
(Exact name of registrant as specified in its charter)

Michigan
(State or other jurisdiction of incorporation)

000-32057	38-3543910
(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (517)351-1150

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
EXHIBIT INDEX
Press Release, dated April 29, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release, dated April 29, 2004

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months ended March 31, 2004 and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

     The information furnished under Item 7 and Item 12 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2004	AMERICAN PHYSICIANS CAPITAL, INC.

/s/ R. Kevin Clinton

R. Kevin Clinton, President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release, dated April 29, 2004

4